SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only
                                              (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               MLC HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

      (1) Title of each class of securities to which  transaction  applies:  N/A
      ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction  applies:  N/A
      ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
      ----------------------------------------------------------------------
      (4)  Proposed  maximum  aggregate  value  of  transaction:   N/A
      ----------------------------------------------------------------------
      (5)  Total  fee  paid:

      [ ]  Fee  paid  previously  with  preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:
      ----------------------------------------------------------------------
      (2) Form, schedule or registration statement no.:

      ----------------------------------------------------------------------
      (3) Filing party:

      ----------------------------------------------------------------------
      (4) Date filed:

      ----------------------------------------------------------------------

MLC HOLDINGS, INC.
400 Herndon Parkway
Suite B
Herndon, VA 20170


July 30, 1999






Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of MLC Holdings, Inc. on September 13, 1999. The Annual Meeting will begin at 10:00 a.m. local time at the Hyatt Regency Reston, 1800 Presidents Street, Reston, VA 20191.

Information regarding each of the matters to be voted upon at the Annual Meeting is contained in the attached Proxy Statement. We urge you to read the Proxy Statement carefully. The Proxy Statement is being mailed to all Stockholders on or about August 9, 1999.

Because it is important that your shares be voted at the Annual Meeting, whether or not you plan to attend in person, we urge you to complete, date, and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you are a Stockholder of record and do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

We look forward to seeing you in Reston, VA on September 13, 1999.

                                                    Very truly yours,



                                                    Phillip G. Norton, President

                               MLC HOLDINGS, INC.
                          400 Herndon Parkway, Suite B
                             Herndon, Virginia 20170
                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          to be held September 13, 1999
                    ----------------------------------------

To the Stockholders of MLC Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MLC Holdings, Inc., a Delaware corporation (the "Company"), will be held on September 13, 1999, at the Hyatt Regency Reston, 1800 Presidents Street, Reston, VA 20191, at 10:00 a.m. local time, and thereafter as it may from time to time be adjourned (the "Annual Meeting"), for the purposes stated below:

1. To elect two Class III directors to serve for three years and until their respective successors have been duly elected and shall qualify.

2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for our fiscal year ending March 31, 2000.

3. To adopt an amendment to the Company's Certificate of Incorporation to change the Company's name to "ePlus Inc."

4.   To  transact  such other  business as may  properly  come before the Annual
     Meeting.

All Stockholders are cordially invited to attend the Annual Meeting. Under the provisions of the Bylaws, the Board of Directors has fixed the close of business on July 28, 1999, as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The stock transfer books will not be closed.

Stockholders should note that our Bylaws provide that in order for Stockholders to bring business before a meeting or to make a nomination for the election of directors, such Stockholder must give written notice complying with the requirements of the Bylaws to the Secretary of the Company not later than 90 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO FIRST UNION NATIONAL BANK, 1525 W.W.T. HARRIS BLVD., 3C3, CHARLOTTE, NC 28288-1113.

                                             MLC HOLDINGS, INC.



July 30, 1999                                Kleyton L. Parkhurst, Senior Vice
                                             President and Secretary

                               MLC HOLDINGS, INC.


                                 PROXY STATEMENT
                               Dated July 29, 1999

                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MLC Holdings, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of the Company's Stockholders to be held on September 13, 1999, at the Hyatt Regency Reston, 1800 Presidents Street, Reston, VA 20191, at 10:00 a.m. local time, and at any adjournments thereof (the "Annual Meeting"). Our principal executive office is located at 400 Herndon Parkway, Suite B, Herndon, VA 20170 and our telephone number is (703) 834-5710.

The Annual Meeting has been called to consider and take action on the following proposals:

1. to elect two Class III directors to serve for three years and until their successors have been duly elected and shall qualify;
2. to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the Company's fiscal year ending March 31, 2000;
3. to adopt an amendment to the Company's Certificate of Incorporation to change the Company's name to "ePlus Inc."
4.   to  transact  such other business as may properly come before the meeting.

The Company's Board of Directors has unanimously approved each of the foregoing proposals and recommends that the Stockholders vote in favor of each of the proposals. All of the holders of record of common stock at the close of business on July 28, 1999 (the "Record Date") will be entitled to vote at the Annual Meeting. The stock transfer books will not be closed.

THE APPROXIMATE DATE ON WHICH THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, PROXY STATEMENT AND PROXY CARD ARE FIRST SENT OR GIVEN TO STOCKHOLDERS IS AUGUST 7, 1999.

                               VOTING REQUIREMENTS

As of July 28, 1999, the Record Date, there were outstanding 7,482,762 shares of the Common Stock. Only holders of shares of Common Stock of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting, such holders being entitled to one vote on all matters presented at the Annual Meeting for each share held of record. The holders of record of a majority of the shares entitled to vote, present in person or by proxy, at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. The nominees to be selected as Class III directors named in Proposal 1 must receive a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The approval of Proposal 2 to be considered at the Annual Meeting will require the affirmative vote of at least a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. The approval of Proposal 3 to be considered at the Annual Meeting will requires the affirmative vote of at least a majority of the shares outstanding and entitled to vote on the matter whether voting in person or by proxy. Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum, but will not be counted as an affirmative vote for purposes of determining whether a proposal has been approved. Therefore, because Proposal 3 requires the vote of a majority of the outstanding shares, a failure to return your proxy card or appear in person to vote your shares at the Annual Meeting will have the effect of a vote against Proposal 3.

As of the Record Date, all of the present directors, as a group of six persons, and all of the present directors and executive officers of the Company, as a group of nine persons, owned beneficially 4,958,039 shares (63.2 % of the total outstanding shares) of the Company. To the knowledge of management, as of the Record Date, the only officers, directors and nominees for director who owned beneficially five percent or more of the Company's outstanding shares were Phillip G. Norton, Bruce M. Bowen, Carl J. Rickertsen and Dr. Paul G. Stern.

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, Stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the Stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

Solicitation of proxies may be made by use of the mails, and may also be made in person or by telephone, e-mail or other electronic communications. The cost of soliciting proxies in the accompanying form will be borne by us. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

Our  Annual  Report on Form  10-K for the  fiscal  year  ended  March 31,  1999,
including   audited  financial   statements,   will  accompany  the  mailing  to
Stockholders of this Proxy Statement.

                         DISSENTERS' RIGHTS OF APPRAISAL

The Board of Directors does not propose any action for which the laws of the State of Delaware, or the Certificate of Incorporation, Bylaws or corporate resolutions of the Company provide a right of a Stockholder to dissent and obtain payment for shares.

                       INTEREST OF OFFICERS AND DIRECTORS
                           IN MATTERS TO BE ACTED UPON

Officers or directors of the Company have a substantial interest in certain of the matters to be acted upon at the Annual Meeting of Stockholders. The Class III directors have been nominated for re-election to the office of director for a term of three years.

                      VOTING SECURITIES, PRINCIPAL HOLDERS
                             THEREOF, AND MANAGEMENT

Only holders of record of the outstanding 7,482,762 shares of Common Stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. The Company has no other voting securities outstanding. The following table sets forth certain information as of the Record Date with respect to: (1) each executive officer, director and the director nominees; (2) all executive officers and directors of the Company as a group; and (3) all persons known by the Company to be the beneficial owners of five percent or more of Common Stock.


                                                       Shares Beneficially Owned
Name of Beneficial Owner(1)                              Number          Percent

Phillip G. Norton(2) (4)                                 2,860,521         37.5%

Bruce M. and Elizabeth D. Bowen (3)                        738,000          9.8%

Kleyton L. Parkhurst (5)                                   155,000          2.0%

Thomas B. Howard, Jr.                                       12,500             *

Steven J. Mencarini                                         16,400             *

Terrence O'Donnell                                          30,000             *

Carl J. Rickertsen (7)                                   1,131,111          7.4%

C. Thomas Faulders, III                                     13,507             *

Dr. Paul G. Stern(7)                                     1,111,111          7.4%

Eric D. Hovde (8)                                          468,124          6.3%

Laifer Capital Management(6)                               526,800          7.0%

All directors and named executive officers as a group    4,958,039         63.2%
(9 individuals)
-----------------------
less than 1%

(1) Unless otherwise indicated and subject to community property laws, where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by such stockholder. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon exercise of options and warrants. Each beneficial owner's percentage ownership is determined by assuming options that are held by such person (but not those held by any other person) and that are exercisable within sixty days have been exercised.

(2) Includes 2,040,000 shares held by J.A.P. Investment Group, L.P., a Virginia limited partnership, of which J.A.P., Inc., a Virginia corporation, is the sole general partner, and Patricia A. Norton, trustee for the benefit of Phillip G. Norton, Jr., u/a dated as of July 20, 1983, Patricia A. Norton, trustee for the benefit of Andrew L. Norton u/a dated as of July 20, 1983, Patricia A. Norton, trustee for the benefit of Jeremiah O. Norton u/a dated as of July 20, 1983, and Patricia A. Norton are the limited partners. Patricia A. Norton, spouse of Phillip G. Norton, is the sole stockholder of J.A.P., Inc. and Phillip G. Norton is the sole director and President of J.A.P., Inc. Phillip G. Norton holds sole voting rights as to all of the shares of Common Stock and as to all shares of voting stock acquired in the future held by J.A.P. Investment Group, L.P., Kevin
M. Norton and Patrick J. Norton, Jr. under the Irrevocable Proxy and Stock Rights Agreement. See also footnote (4). Also includes 136,250 shares of Common Stock that Phillip G. Norton has rights to acquire pursuant to options, which vested upon completion of the Offering and which are immediately exercisable and excludes 18,750 options to acquire shares of Common Stock which are not vested and not immediately exercisable. See " Irrevocable Proxy and Stock Rights Agreement" and "Executive Compensation -- Compensation Arrangements and Employment Agreements."

(3) Includes 600,000 shares held by Bruce M. and Elizabeth D. Bowen, as tenants by the entirety, and includes 160,000 shares held by Bowen Holdings L.L.C., a Virginia limited liability company which has as members, Bruce M. Bowen and three minor children, Daniel Bowen, Sarah Bowen and Margaret Bowen, of whom Bruce M. Bowen is legal guardian and for which Bruce M. Bowen serves as manager. Also includes 18,000 shares of Common Stock that Bruce M. Bowen has rights to acquire pursuant to options and excludes 12,000 options to acquire Common Stock which are not vested and not immediately exercisable. See "Executive Compensation -Compensation Arrangements and Employment Agreements."

(4) Phillip G. Norton holds sole voting rights as to 344,100 shares for Kevin M. Norton and 340,171 shares for Patrick J. Norton of Common Stock under an
Irrevocable Proxy and Stock Rights Agreement. See "Irrevocable Proxy and Stock Rights Agreement." Phillip G. Norton, Kevin M. Norton and Patrick J. Norton are brothers.

(5) Includes 13,000 shares held by Kleyton L. Parkhurst, 30,000 shares held by three minor children of Kleyton L. Parkhurst, Charlotte A. Parkhurst, Madeline
M. Parkhurst,  and Kleyton L. Parkhurst,  Jr., all of which are voted by Kleyton
L. Parkhurst, Custodian, under the Virginia Uniform Gift to Minors Act and 112,000 shares of Common Stock that Kleyton L. Parkhurst has option rights to acquire, and excludes 48,000 options to acquire Common Stock which are not vested and not immediately exercisable. See "Executive Compensation -- Compensation Arrangements and Employment Agreements."

(6) Share ownership was provided on Form 13D as filed by the holder, Laifer Capital Management, Inc., which is the beneficial owner of 526,800 shares, or 7.0%. The 526,800 shares of Common Stock beneficially owned by Laifer Capital Management, Inc. includes 273,300 shares of Common Stock beneficially owned by Laifer Capital Management, Inc. in its capacity as General Partner and investment advisor to Hilltop Partners, L.P.; and 253,500 shares of Common Stock beneficially owned by Laifer Capital Management, Inc. in its capacity as investment advisor to various other clients. Lance Laifer, as president, sole director and principal stockholder of Laifer Capital Management, Inc., is deemed to have the same beneficial ownership as Laifer Capital Management, Inc.

(7) TC Leasing LLC owns 1,111,111 shares of Common Stock. Both Carl J. Rickertsen and Dr. Paul G. Stern are Directors of the Company and Directors of TC Leasing LLC. See "Change in Number of Board of Directors in connection with Recent Sale of Unregistered Securities".

(8) Share ownership was provided on Form 13D/A as filed by the holder. Eric D. Hovde is the beneficial owner of 468,124 shares or 6.3%. This total consists of 373,300 shares beneficially owned as managing member of Hovde Capital, LLC, 25,000 of the shares beneficially owned as trustee for Hovde Financial, Inc. Profit Sharing Trust, 10,000 of the shares beneficially owned as managing member of Hovde Acquisition, LLC, 20,000 of the shares beneficially owned as trustee for the Eric D. Hovde Foundation and 36,824 of the shares are held directly.

Irrevocable Proxy and Stock Rights Agreement

Phillip G. Norton and J.A.P. Investments Group, L.P., Kevin M. Norton and Patrick J. Norton have entered into an agreement entitled "The Irrevocable Proxy and Stock Rights Agreement" dated as of September, 1996, pursuant to the terms of which each of J.A.P. Investments, L.P., Kevin M. Norton and Patrick J. Norton have granted Phillip G. Norton an irrevocable proxy to vote their shares of Common Stock. This proxy terminates only upon the death or mental incapacity of Phillip G. Norton or in the event of his death or mental incapacity, then to Patricia A. Norton, if then living, or upon the sale or transfer to a third party of the shares of Common Stock. Kevin M. Norton or Patrick J. Norton have granted to Phillip G. Norton, their brother, a first right to buy their shares of Common Stock in the event they desire to sell or transfer any shares of Common Stock to a third party. The foregoing first right to buy is at 85% of the market value, or if sold for less, for a period of three years from November 20, 1996 (the date of closing of the Offering) and at 95% of the market value thereafter. Phillip G. Norton may assign his first right to buy to a third party, and if exercised, the terms of the Irrevocable Proxy and Stock Rights Agreement provide for a deferred purchase money note to finance the purchase. Any shares of Common Stock which Kevin M. Norton or Patrick J. Norton offers to Phillip G. Norton and which are subsequently sold or transferred to a third party after Phillip G. Norton's nonexercise of his first right to buy, will no longer be subject to the Irrevocable Proxy and Stock Rights Agreement.

CHANGE IN NUMBER OF BOARD OF DIRECTORS IN CONNECTION WITH THE RECENT SALE OF UNREGISTERED SECURITIES

On October 23, 1998, TC Leasing, LLC, a Delaware limited liability company, purchased 1,111,111 shares of common stock of MLC Holdings, Inc. for a price of $9.00 per share for a total consideration of $10,000,000. In addition to the common stock acquired, the company also provided to the purchaser stock purchase warrants, dated as of October 23, 1998, granting the right to purchase an additional 1,090,909 shares of MLC common stock at a price of $11.00 per share, subject to certain anti-dilution adjustments. The warrant is exercisable through December 31, 2001, unless it is extended pursuant to the terms of the warrant.

The shares issued to TC Leasing, LLC were not registered under the Securities Act of 1933 and were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933. The managing member of TC Leasing, LLC is Thayer Equity Investors III, L.P., a Delaware limited partnership. The general partner of Thayer Equity Investors III, L.P., is TC Equity Partners, L.L.C., a Delaware limited liability company. Three individuals, Frederic V. Malek, Carl J. Rickertsen, and Dr. Paul G. Stern, are the only founding members of TC Equity Partners III, L.L.C. and, accordingly, control TC Leasing, LLC, which purchased the shares of MLC common stock. Mr. Rickertsen has served as a director of the Company since November 1996. Dr. Stern has served as a director of the Company since October 1998.

As a condition to entering into the Common Stock Purchase Agreement, TC Leasing, LLC entered into a Stockholders Agreement, dated as of October 23, 1998, with the Company, Phillip G. Norton, the Chairman of the Board and Chief Executive Officer of the Company, Bruce M. Bowen, a Director and the Executive Vice President of the Company, J.A.P. Investment Group, L.P., a Delaware limited partnership, Kevin M. Norton, and Patrick J. Norton, Jr., (its "Management Stockholders"). MLC agreed to expand the Board of Directors to six persons. The Stockholders Agreement gave TC Leasing, LLC, the right to name two of the directors. Mr. Rickertsen and Dr. Stern will serve as its representatives. The Management Stockholders are permitted to name two of the remaining four directors. Mr. Phillip Norton and Mr. Bowen, both of whom are already serving on the Board of Directors of MLC, will serve as their representatives. Under the terms of the Stockholders Agreement, the last two positions, the independent directors, are to be chosen by a nominating committee consisting of one representative of TC Leasing, LLC and one representative of the Management Stockholders. To satisfy this last provision, TC Leasing, LLC and the Management Stockholders have agreed that C. Thomas Faulders, III and Terrence O'Donnell, both of whom currently serve on the Board of Directors of MLC will continue to serve as directors of MLC.

The Stockholders Agreement also grants TC Leasing, LLC preemptive rights which restricts the ability of the Management Stockholders and TC Leasing, LLC to transfer their shares of MLC common stock and permits TC Leasing, LLC to force the sale of the entire Company under certain limited circumstances. Until April 23, 1999, the Company could not issue, without the prior written consent of TC Leasing, LLC, any shares of MLC common stock, any convertible debt securities, any security which is a combination of a debt and equity security or any option warrant or other right to subscribe for such a security. Until October 23, 1999, the Company may not issue any such securities without first offering to sell them to TC Leasing, LLC. Finally, until October 23, 2000, the Company may not sell any such securities without first giving TC Leasing, LLC the opportunity to purchase enough of such securities to maintain their percentage ownership position in the Company. However, except for a few instances set forth in the Stockholders Agreement, regardless of the other rights set forth in the Stockholders Agreement, without the prior written consent of holders of a majority of the shares held by the Management Stockholders, TC Leasing, LLC may not beneficially own more than 33.3% of the issued and outstanding shares of MLC common stock on a fully diluted basis.

TC Leasing, LLC and the Management Stockholders may transfer their shares of MLC common stock to their respective affiliates subject to certain restrictions. In particular, such transferee must join in the Stockholders Agreement. The limitations on transferability also prevent TC Leasing, LLC from controlling more than 33.3 percent of the shares of MLC common stock outstanding on a fully diluted basis without the prior consent of the Management Stockholders, except for a few instances set forth in the Stockholders Agreement. The limitations also prevent TC Leasing, LLC and the Management Stockholders from transferring shares if such transfer would result in TC Leasing, LLC and the Management Stockholders controlling less than 51 percent of the outstanding shares of MLC common stock. The Management Stockholders may in certain circumstances sell their shares for value to the public subject to TC Leasing, LLC having a right of first refusal and "tag-along" (i.e., the right to participate in such a sale) rights in certain circumstances. TC Leasing, LLC may only sell a block of shares, i.e., shares constituting more than 5 percent of the total outstanding shares of MLC common stock, if TC Leasing, LLC first offers the shares to the Management Stockholders. Certain other restrictions on the transfer of MLC common stock by the parties to the Stockholders Agreement are set forth in the agreement.

Under the Stockholders Agreement, TC Leasing, LLC can force a sale of the Company unless the Management Stockholders agree to purchase TC Leasing, LLC's shares for the same value as would be paid in the sale transaction. Such a forced sale may only occur if the consideration to be paid to stockholders of the Company in the transaction meets certain threshold levels set forth in the Stockholders Agreement. The Stockholders Agreement also gives TC Leasing, LLC certain demand, shelf and piggy-back registration rights in connection with the shares TC Leasing, LLC purchased or has the option to purchase pursuant to the Stock Purchase Warrant.

                        DIRECTORS AND EXECUTIVE OFFICERS

The directors, executive officers and key employees of the Company are as follows:

Name                         Age      Position                    Class
----                         ---      --------                    -----
Phillip G. Norton........... 55    Chairman of the Board,
                                   President, and Chief
                                   Executive Officer                III
Thomas B. Howard, Jr........ 52    Vice President; Executive
                                   Vice President and Chief
                                   Operating Officer of MLC Group
Bruce M. Bowen ............. 47    Director and Executive Vice
                                   President                        III
Steven J. Mencarini ........ 44    Senior Vice President, and
                                   Chief Financial Officer
C. Thomas Faulders, III..... 49    Director                           I

Terrence O'Donnell.......... 55    Director                          II

Carl J. Rickertsen.......... 39    Director                          II

Dr. Paul G. Stern........... 60    Director                          II

Kleyton L. Parkhurst........ 36    Senior Vice President,
                                      Secretary and Treasurer


The name and business experience during the past five years of each director, executive officer and key employee of the Company are described below.

Phillip G. Norton joined the Company in March, 1993 and has served since then as its Chairman of the Board and Chief Executive Officer. From October, 1990 through March, 1993, Mr. Norton was an investor and devoted the majority of his time to managing his personal investments. From October, 1992 to March, 1993, Mr. Norton served as a consultant to the Company and engaged in private investment activity. Prior to 1990, Mr. Norton was President and Chief Executive officer of PacifiCorp Capital, Inc., an information technology leasing company (formerly Systems Leasing Corporation) which was a wholly-owned indirect subsidiary of PacifiCorp, Inc. Mr. Norton started his leasing career as the National Sales Manager at Federal Leasing, Inc. Mr. Norton is a 1966 graduate of the U.S. Naval Academy.

Bruce M. Bowen founded the Company in 1990 and served as its President until September 1, 1996. Since September 1, 1996, Mr. Bowen has served as a director and Executive Vice President and from September 1, 1996 to June 18, 1997, he served as Chief Financial Officer. Mr. Bowen has been a director of the Company since it was formed. Prior to founding the Company, from 1986 through 1990, Mr. Bowen was Senior Vice President of PacifiCorp Capital, Inc. Prior to his tenure at PacifiCorp Capital Inc., Mr. Bowen was with Systems Leasing Corporation and Federal Leasing, Inc., where his leasing career started in 1975. Mr. Bowen is a past President of the Association of Government Leasing and Finance and currently serves as Vice-Chairman for the State and Local Public Enterprise Committee of the Information Technology Association of America. Mr. Bowen is a 1973 graduate of the University of Maryland and in 1978 received a Masters of Business Administration from the University of Maryland.

Thomas B. Howard, Jr. joined the Company in January of 1997 as Vice President and Chief Operating Officer. Prior to joining the Company, Mr. Howard was President of Allstate Leasing, Inc., a third party lessor, from 1995 to January, 1997. Mr. Howard has spent over 20 years in the banking industry, most recently having served as President of Signet Leasing and a Senior Vice President of Signet Bank. As President of Signet Leasing, Mr. Howard directed all of the capital equipment financing and leasing products for commercial, federal and municipal accounts at the leasing Company. Mr. Howard began his career at Signet in 1975 as an Assistant Vice President at Union Trust Bancorp, one of its predecessor banks. Mr. Howard is a 1970 graduate of the University of Maryland and received an MBA in Finance from Loyola College of Maryland.

Steven J. Mencarini joined the Company in June of 1997 as Senior Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Mencarini was Controller of the Technology Management Group of Computer Sciences Corporation, a New York Stock Exchange company and one of the nation's three largest information technology outsourcing organizations. Mr. Mencarini joined CSC in 1991 as Director of Finance and was promoted to Controller in 1996. Prior to working at CSC, Mr. Mencarini was the Vice President-Finance of PacifiCorp Capital from 1981 to 1991, and was Senior Auditor of Deloitte Haskins & Sells from 1979 to 1981. Mr. Mencarini is a 1976 graduate of the University of Maryland, has a Masters of Taxation from American University and is a Certified Public Accountant.

Terrence O'Donnell joined the Company's Board of Directors upon the completion of the Company's Initial Public Offering. Mr. O'Donnell is a partner with the law firm of Williams & Connolly in Washington, D.C. Mr. O'Donnell has practiced law with Williams & Connolly since 1977, with the exception of the period from 1989 through 1992 when he served as general counsel to the U.S. Department of Defense. Prior to commencing his law practice, Mr. O'Donnell served as Special Assistant to President Ford from 1974 through 1976 and as Deputy Special Assistant to President Nixon from 1972 through 1974. Mr. O'Donnell presently also serves as a director of IGI, Inc., a Nasdaq National Market Company (Nasdaq: "IG") which manufactures and markets a broad range of animal health products used in poultry production and pet care. IGI also markets cosmetics, consumer products and human pharmaceuticals. Mr. O'Donnell is a 1966 graduate of the U.S. Air Force Academy, and in 1971, received a Juris Doctor from Georgetown University Law Center.

Carl J. Rickertsen joined the Company's Board of Directors upon the completion of the Company's Initial Public Offering. Mr. Rickertsen is a partner in Thayer Capital Partners, a $436 million institutional private equity fund based in Washington, D.C. Mr. Rickertsen has been with Thayer Capital Partners since September 1994. Prior to his tenure at Thayer Capital Partners, Mr. Rickertsen acted as a private financial consultant from 1993 through 1994 and was a partner of Hancock Park Associates, a private equity investment firm, from 1989 through 1993. Prior to that, Mr. Rickertsen was associated with Brentwood Associates from 1987 through 1989 and was a Financial Analyst with Morgan Stanley & Co., Incorporated from 1983 through 1985. Mr. Rickertsen is a 1983 graduate of Stanford University and, in 1987, received a Masters of Business Administration from Harvard Graduate School of Business Administration.

C. Thomas Faulders, III joined the Board of Directors on July 14, 1998. Mr. Faulders is the Chairman, President and Chief Executive Officer of LCC
International, Inc. (Nasdaq: "LCCI") and is Chairman of Telesciences, Inc (Nasdaq: "TLSI"), formerly Axiom Inc. (Nasdaq: "AXIM") a provider of real-time billing data collection and processing, fraud management and traffic management systems. Mr. Faulders was most recently Executive Vice President, Treasurer and Chief Financial Officer of BDM International, Inc., a prominent systems integration company which is a wholly owned subsidiary of TRW, Inc. Prior to BDM, Mr. Faulders was Vice President and Chief Financial Officer of Comsat Corporation; Senior Vice President, Business Marketing and Vice President, and Vice President and Treasurer of MCI Communications Corporation; and Treasurer of Satellite Business Systems. Mr. Faulders was in the U.S. Navy from 1971 to 1979. He is a 1971 graduate of the University of Virginia and has an MBA from the Wharton School of the University of Pennsylvania, Class of 1981. Mr. Faulders is on the Board of Directors of Intersolv, Inc., a software development company (Nasdaq: "ISLI"), Universal Technology and Systems, Inc., a private company, and the Ronald Reagan Institute for Emergency Medicine at George Washington University Hospital, the Northside Hospital Advisory Board in Atlanta, and the Leukemia Society of America.

Dr. Paul G. Stern is a Partner and Co-founder of Thayer Capital Partners, L.L.P. and Arlington Capital Partners, L.L.P. Dr. Stern has been a director of the Company since October, 1998. Dr. Stern is Co-Chairman and director of Aegis Communications, Inc., Whirlpool Corporation, The Dow Chemical Company and SAGA SOFTWARE, Inc. Dr. Stern was a Special Partner at Forstmann Little & Co. from 1993 to 1995, a Limited Director of Northern Telecom from 1988 to 1993, Vice Chairman and CEO from 1989 to 1990, CEO from 1990 to 1993, and Chairman of the Board from 1990 to1993. He was President of Unisys Corporation (formerly Burroughs Corporation) form 1982 to 1987. He is a board member of the Lauder Institute and the University of Pennsylvania's School of Engineering and Applied Science and the Wharton School Dr. Stern is a member of the Board of Trustees, Library of Congress, and the Treasurer of the John F. Kennedy Center for the Performing Arts in Washington, D.C.

Kleyton L. Parkhurst joined the Company in 1991 as Director of Finance and, since September 1, 1996, has served as Secretary and Treasurer of the Company, and since July, 1998, as Senior Vice President of Corporate Development. Mr. Parkhurst is responsible for all of the Company's financing activities, mergers and acquisitions, equity syndications, and bank facilities. Mr. Parkhurst has syndication expertise in commercial nonrecourse debt, federal government leases, state and local taxable and tax-exempt leases, and computer lease equity placements. From 1988 through 1991, Mr. Parkhurst was an Assistant Vice President of PacifiCorp Capital, Inc.
Mr. Parkhurst is a 1985 graduate of Middlebury College.

Each officer of the Company is chosen by the Board of Directors and holds his or her office until his or her successor shall have been duly chosen and qualified or until his or her death or until he or she shall resign or be removed as provided by the Bylaws.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC and NASDAQ National Market. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3, Forms 4 and Forms 5 furnished to the Company pursuant to Rule 16a-3 under the Exchange Act, the Company believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors and security holders required to file.

The Board of Directors

The Company's Bylaws were amended on October 22, 1998, which increased from five to six, the number of directors of the Company. The revised Company's Bylaws provide that the Board of Directors shall be divided into three classes: Class I, comprised of two directors; Class II, comprised of two directors; and Class III, comprised of two directors. Subject to the provisions of the Bylaws, at each annual meeting of stockholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders. Each director shall hold office until his or her successor shall have been duly elected and shall qualify or until he or she shall resign or shall have been removed in the manner provided in the Bylaws.

The Board of  Directors  is composed of three  classes of  directors as follows:
Class I - Thomas Faulders III and Dr. Paul G. Stern, Class II - Terrence O'Donnell and Carl J. Rickertsen and Class III - Phillip G. Norton and Bruce M. Bowen. Class I Directors are expected to stand for re-election at the annual meeting of stockholders in 2000 (the annual meeting to be held in one year); Class II Directors are expected to stand for re-election in 2001 (the annual meeting to be held in two years); and Class III Directors are expected to stand for re-election at the annual meeting of Stockholders in 1999 (the upcoming Annual Meeting). Each member of the Board of Directors then elected will serve for a term of three years or until a successor has been elected and qualified. The classification of the Board of Directors, with staggered terms of office, was implemented for the purpose of maintaining continuity of management and of the Board of Directors.

The Board of Directors met two times during the fiscal year ended March 31, 1999. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors.

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Committees of the Board of Directors

Audit Committee. The audit committee of the Board of Directors (the "Audit Committee") is responsible for making recommendations to the Board concerning the engagement of independent public accountants, monitoring and reviewing the quality and activities of the Company's internal and external audit functions and monitoring the adequacy of the Company's operating and internal controls as reported by management and the external or internal auditors. The members of the Audit Committee are Terrence O'Donnell and Carl J. Rickertsen. During the fiscal year, no meetings of the audit committee were held.

Compensation Committee. The compensation committee of the Board of Directors (the "Compensation Committee") is responsible for reviewing the salaries, benefits and other compensation, including stock based compensation, of Mr. Norton and Mr. Bowen and making recommendations to the Board based on its review. The members of the Compensation Committee are Terrence O'Donnell, C. Thomas Faulders III and Carl J. Rickertsen. Mr. Norton and Mr. Bowen, as directors, will not vote on any matters affecting their personal compensation. Mr. Bowen and Mr. Norton will be responsible for reviewing and establishing salaries, benefits and other compensation, excluding stock based compensation, for all other employees. During the fiscal year, no meetings of the Compensation Committee were held.

Stock Incentive Committee. The stock incentive committee of the Board of Directors (the "Stock Incentive Committee") is authorized to award stock, and various stock options and rights and other stock based compensation grants under the Company's Master Stock Incentive Plan and its component plans, which include the Amended and Restated Incentive Stock Option Plan, the Amended and Restated Outside Director Stock Option Plan, the Amended and Restated Nonqualified Stock Option Plan, and the Employee Stock Purchase Plan. The members of the Stock Incentive Committee presently are Mr. Bowen, Mr. Rickertsen, and Mr. Norton. Except for formula plan grants to the outside directors under the Amended and Restated Outside Director Stock Option Plan and grants that are approved by a majority of the disinterested members of the Board of Directors, no member of the Stock Incentive Committee or the Compensation Committee is eligible to receive grants under the Stock Incentive Plan or the Long Term Compensation Plan. During the fiscal year, no meetings of the Stock Incentive Committee were held

The Company has no nominating committee or any committee serving a similar function.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table provides certain summary information concerning the compensation earned, for services rendered in all capacities to the Company, by the Company's Chief Executive Officer and certain other executive officers (together with the Chief Executive Officer, the "Named Executive Officers") of the Company for the fiscal years ended March 31, 1997, 1998, and 1999. Certain columns have been omitted from this summary compensation table as they are not applicable.


                                                                      ANNUAL COMPENSATION
                                                                      -------------------
                                                                                          Other
                                                                         Bonus/           Annual            All Other
Name and Principal Position                Year         Salary         Commission      Compensation       Compensation
---------------------------                ----         ------         ----------      ------------       ------------

Phillip G. Norton                          1999       $200,000      $                    $1,500(2)            ---
   Chairman, Chief Executive               1998        200,000             ---              348               ---
   Officer and President                   1997         67,265             ---              348            90,000(1)

Bruce M. Bowen                             1999        150,000             ---            1,500(2)            ---
   Director, Chief Financial               1998        150,000           10,000           1,500(2)            ---
   Officer, Executive Vice  President      1997        130,000           10,000          12,729(2)(3)         ---

Kleyton L. Parkhurst                       1999        120,000           65,000           1,500(2)            ---
   Senior Vice President,                  1998        120,000           20,000           1,500(2)            ---
   Secretary and Treasurer                 1997         40,000(4)       117,567           1,500(2)            ---

Thomas B. Howard, Jr.                      1999        125,000           15,000           1,500(2)            ---
  Chief Operating Officer,                 1998        125,000(5)        20,000             ---               ---
Vice President, Executive Vice President   1997          ---               ---              ---               ---
  of MLC Group, Inc.

Steven J. Mencarini                        1999        137,500           20,000             775(2)            ---
   Chief Financial Officer, Senior         1998         97,596(5)          ---              ---               ---
    Vice President                         1997          ---               ---              ---               ---


----------------------------

(1)  Represents guarantee fees paid to Mr. Norton's spouse, Patricia Norton.

(2)  Employer 401(k) plan match.

(3)  Includes  $11,229  in fiscal  year 1997 for  interest  paid on loans by Mr.
     Bowen to the Company; the balance represents employer 401(k) plan match amounts.

(4) Until December 1, 1996 Kleyton L. Parkhurst was paid on a commission basis and thereafter, pursuant to his employment agreements received base salary plus bonus. See "Compensation Arrangements and Employment Agreements."

(5) Mr. Howard commenced employment in January 1997. Mr. Mencarini commenced employment in June, 1997. See "Compensation Arrangements and Employment
     Agreements."


Option Grants in Last Fiscal Year

The following table sets forth certain information with respect to options granted during the last fiscal year to the Named Executive Officers in the above Summary Compensation Table.





                                           Percent of
                             Number of        Total
                            Securities     Options/SARS                                Potential Realizable Value at
                            Underlying     Granted to      Exercise or                 Assumed Annual Rates of Stock
                           Options/SARS    Employees in    Base Price   Expiration     Price Appreciation for Option
          Name              Granted (#)    Fiscal Year(3)    ($/Sh)        Date                 Term (4)
          ----              -----------    --------------    ------        ----                 --------
                                                                                           5% ($)        10% ($)
                                                                                           ------        -------

Kleyton L. Parkhurst         50,000(1)         23.75%         $8.75      09/16/2008       $275,141       $697,262

Steven J. Mencarini          25,000(2)         11.88%         $8.00      10/01/2008       $125,779       $318,748

------------------------------

(1)  The options were granted on September  16, 1998.  These options were issued under 1998 Long-Term  Incentive  Plan, a component of the Company's  Master
     Stock  Incentive Plan and are  exercisable in three annual  installments of
     20% one year  after  date of grant,  30% on second  anniversary  of date of grant and 50% on the third  anniversary  of the date of grant or first date upon which the  closing  price of MLC  Holdings  Stock as  reported  on the
     Nasdaq  National  Market  has been at or above  $20.00  per share for sixty consecutive trading days.
(2)  The options  were  granted on October 1, 1998.  These  options  were issued under the 1998 Long-Term  Incentive Plan, a component plan of the Company's
     Master  Stock   Incentive   Plan  and  are   exercisable  in  three  annual
     installments of 20% one year after date of grant, 30% on second anniversary of date of grant and 50% on the third anniversary of the date of grant.
(3)  Based on an  aggregate  of 210,507  shares  granted  during  fiscal 1999 to certain employees of the Company.
(4)  Potential  realizable  value is calculated  based on an assumption that the price of the Company's  Common Stock will  appreciate at the assumed annual rates shown (5% and 10%),  compounded  annually,  from the date of grant of the option  until the end of the  option  term (10  years).  The 5% and 10%
     assumed rates of  appreciation  are required by the rules of the SEC and do not represent the Company's  estimate of future market prices of the Common
     Stock.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-end Option/SAR Values

The following table sets forth certain information with respect to options exercised during the Company's fiscal year ended March 31, 1999 by the Named Executive Officers in the Summary Compensation Table, and with respect to unexercised options held by such persons at the end of fiscal year 1999.


                          Shares
                         Acquired               Number of Securities       Value of Unexercised in the
                           On       Value      Underlying Unexercised          Money Options/SARs at
       Name              Exercise  Realized   Options/SARS at FY-End (#)         FY-End ($)(1)
       ----             --------   --------   --------------------------         -------------
                                              Exercisable   Unexercisable  Exercisable     Unexercisable
                                              -----------   -------------  -----------     -------------
  Philip G. Norton         ---         ---      103,750        51,250           $0.00         $0.00

  Bruce M. Bowen           ---         ---       14,250        15,750            0.00          0.00

  Kleyton L. Parkhurst     ---         ---       77,000        83,000          138,750        46,250

  Thomas B. Howard, Jr.    ---         ---        6,500        26,000            0.00          0.00

  Steven J. Mencarini      ---         ---        7,140        53,560            0.00          6,250


(1) Based on a closing bid price of $8.25 per share as of the close of business on March 31, 1999.


     Director Compensation. Directors who are also employees of the Company do not currently receive any compensation for service as members of the Board of Directors. Each outside director receives a $10,000 annual retainer, and $500 for each special committee meeting. All directors will be reimbursed for their out-of-pocket expenses incurred to attend board or committee meetings.

     Compensation Arrangements and Employment Agreements. The Company has entered into employment agreements with Phillip G. Norton, Bruce M. Bowen, and Kleyton L. Parkhurst, each effective as of September 1, 1996, with Thomas B. Howard, Jr. effective as of April 1, 1997 and with Steven J. Mencarini effective as of June 18, 1997. Each employment agreement provides for an initial term of three years, and is subject to an automatic one-year renewal at the expiration thereof unless the Company or the employee provides notice of an intention not to renew at least three months prior to expiration. The current annual base salary ($200,000 in the case of Phillip G. Norton; $150,000 in the case of Bruce
M. Bowen; $120,000 in the case of Kleyton L. Parkhurst; $125,000 in the case of Thomas B. Howard, Jr. and $150,000 in the case of Steven J. Mencarini) are in effect and each employee may be eligible for commissions or performance bonuses. The performance bonus for Phillip G. Norton for each fiscal year is equal to 5% of the increase in the Company's net income before taxes over net income before taxes for the preceding fiscal year, not to exceed $150,000 for any fiscal year. The performance bonus for Bruce M. Bowen for each fiscal year is equal to 5% of the increase in the Company's net income before taxes over net income before one-time charges before taxes for the preceding fiscal year, not to exceed $100,000 for any fiscal year. The performance bonus for Kleyton L. Parkhurst, Thomas B. Howard, Jr. and Steven J. Mencarini are paid based upon performance criteria established by Phillip G. Norton and Bruce M. Bowen, not to exceed $80,000 each per fiscal year as to Kleyton L. Parkhurst, and not to exceed $100,000 for Thomas B. Howard, Jr. and not to exceed $25,000 for Steven J. Mencarini.

Under the employment agreements, each receives certain other benefits including medical, insurance, death and long term disability benefits, 401(k), and reimbursement of employment related expenses. Mr. Bowen's country club dues are paid by the Company. The employment agreements of Messrs. Norton, Bowen, Howard and Mencarini contain a covenant not to compete on the part of each, whereby in the event of a voluntary termination of employment, upon expiration of the term of the agreement or upon the termination of employment by the Company for cause, each are subject to restrictions upon acquiring, consulting with or otherwise engaging in or assisting in the providing of capital needs for competing business activities or entities within the United States for a period of one year after the date of such termination or expiration of the term of the employment agreement.

Under his original employment agreement, Phillip G. Norton was granted options to acquire 130,000 shares of Common Stock at a price per share equal to $8.75 per share. These options have a ten year term, and became exercisable and vested 25% on November 20, 1996, and the balance will be exercisable and vest in 25% increments over three years on November 20, 1997, November 27, 1998, and November 20, 1999, respectively, subject to acceleration upon certain conditions. Mr. Norton was also granted 25% incentive stock options in February, 1998 at $12.65 per share. The Company had paid a $120,000 annual guarantee fee payable in $10,000 monthly payments to Patricia A. Norton, wife of Phillip G. Norton, in consideration of providing certain guarantees and collateral for the NationsBank and First Union Facilities. This fee was terminated when these credit facilities were terminated and the guarantee released. See "Certain Transactions -- Guarantee Fees."

Under his original employment agreement, Bruce M. Bowen was granted options to acquire 15,000 shares of Common Stock at a price equal to $8.75 per share. Mr. Bowen was also granted 15,000 options in February, 1998 at $11.50 per share. These options have a ten year term, and became exercisable and vested 25% on November 20, 1996, and the balance will be exercisable and vest in 25% increments over three years on November 20, 1997, November 27, 1998, and November 20, 1999, respectively, subject to acceleration upon certain conditions.

Under his original employment agreement, Kleyton L. Parkhurst was granted options to acquire 100,000 shares of Common Stock at a price per share equal to $6.40 per share. These options have a ten year term, and became exercisable and vested 25% on November 20, 1996, and the balance will become exercisable and vest in 25% increments over three years on November 20, 1997, November 20, 1998, and November 20, 1999, respectively, subject to acceleration upon certain conditions. Mr. Parkhurst was also granted 10,000 options at $11.50 per share in February, 1998 and 50,000 options in September, 1998 at a $8.75 per share.

In connection with his original employment, Thomas B. Howard, Jr. was granted incentive stock options to acquire 30,000 shares of Common Stock at a price equal to $11.00 per share. Mr. Howard was also granted 2,500 options at $11.50 in February, 1998. See "Executive Compensation -- Master Stock Incentive Plan." These options have a ten year term, and will be exercisable and vest 20% at the end of each year of service over five years, and are subject to acceleration upon certain conditions.

In connection with his original employment, Steven J. Mencarini was granted incentive stock options to acquire 16,200 shares of Common Stock at a price equal to $12.75 per share. See "Executive Compensation -- Master Stock Incentive Plan." These options have a ten year term, and will be exercisable and vest 20% at the end of each year of service over five years, and are subject to acceleration upon certain conditions. Mr. Mencarini was also granted 5,100 options in September, 1997 at $13.75 per share, 9,400 options in December, 1997 at $12.35 per share, 5,000 options in February, 1998 at $11.50 per share and 25,000 options in October, 1998 at $8.00 per share.

The Company maintains key-man life insurance on Mr. Norton in the amount of $10 million. The Company maintains key-man life insurance on Mr. Norton in the form of two separate policies, one with the First Colony Life Insurance Company and the second with CNA/Valley Forge, each in the amount of $5 million.

         Master Stock Incentive Plan. The Company has established a stock incentive program (the "Master Stock Incentive Plan") to provide an opportunity for directors, executive officers, independent contractors, key employees, and other employees of the Company to participate in the ownership of the Company. The Master Stock Incentive Plan provides for the award to eligible directors, employees, and independent contractors of the Company, of a broad variety of stock-based compensation alternatives under a series of component plans. These component plans include tax advantaged incentive stock options for employees under the Incentive Stock Option Plan, formula length of service based nonqualified options to nonemployee directors under the Outside Director Stock Plan, nonqualified stock options under the Nonqualified Stock Option Plan, a program for employee purchase of Common Stock of the Company at 85% of fair market value under a tax advantaged Employee Stock Purchase Plan, as well as other restrictive stock and performance based stock awards and programs which may be established by the Board of Directors. The aggregate number of shares reserved for grant under all plans which are a part of the Master Stock Incentive Plan is set at a floating number equal to 20% of the issued and outstanding stock of the Company (after giving effect to pro forma assumed exercise of all outstanding options and purchase rights). The number that may be subject to options granted under the Incentive Stock Option Plan or purchased under the Employee Stock Purchase Plan is also further capped at a maximum of 4,000,000 shares to comply with IRS requirements for a specified maximum. As of July 28, 1999, based on 7,482,762 shares outstanding, this 20% number would be 1,496,552 shares. As of July 28, 1999, the Company had issued 362,984 incentive stock options (of which 96,768 were exercisable), 353,336 non-qualified stock options (of which 199,258 were exercisable), 63,507 outside director stock options (of which 40,000 were exercisable).

The Stock Incentive Plan is administered by the Stock Incentive Committee, which is authorized to select from among the eligible participants the individuals to whom options, restricted stock purchase rights and performance awards are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof. The Stock Incentive Committee is also authorized to adopt, amend and rescind the rules relating to the administration of the Stock Incentive Plan. Except for grants that are approved by a majority of the Company's Board of Directors, no member of the Stock Incentive Committee is eligible to participate in future grants of options in the Stock Incentive Plan.

Incentive stock options issued under the 1996 Incentive Stock Option Plan are designed to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and are subject to restrictions contained in the Code, including a requirement that exercise prices be equal to at least 100% of fair market value of the shares of Common Stock on the grant date and a ten-year restriction on the option term. The incentive stock options may be subsequently modified to disqualify them from treatment as incentive stock options. Under the Stock Incentive Plan and the Code, non-employee directors are not permitted to receive incentive stock options.

Nonqualified stock options issued under the Stock Incentive Plan, may be granted to directors, officers, independent contractors and employees and will provide for the right to purchase shares of Common Stock at a specified price which may be less than fair market value on the date of grant, and usually will become exercisable in installments after the grant date. Nonqualified stock options may be granted for any reasonable term.

The Outside Director Stock Option Plan provides for the grant of options for 10,000 shares to each non-employee director (30,000 annually in the aggregate) on each anniversary of service, at an exercise price equal to the market price as of the date of grant, with each option being exercisable on the first anniversary of grant.

The Company has adopted an Employee Stock Purchase Plan. Under the plan, employees are eligible to purchase up to $2,500 of stock each calendar quarter, subject to a $10,000 annual maximum, by committing to the number of shares desired at the beginning of each plan period and purchasing the shares at the end of the plan period at a price equal to 85% of the lesser of (a) the Fair Market Value of a share of Common Stock on the first day of the calendar quarter or (b) the Fair Market Value of a share of Stock on the last day of the calendar quarter.

                                      -18

         Compensation Committee Interlocks and Insider Participation. For the year ended March 31, 1999, all decisions regarding executive compensation were made by the Compensation Committee when applicable or by Mr. Norton as President. None of the executive officers of the Company currently serves on the Compensation Committee of another entity or any other committee of the board of directors of another entity performing similar functions. For a description of transactions between the Company and Mr. Bowen, see "Certain Transactions."

The role of the Compensation Committee is limited to the review of the compensation, excluding stock-based compensation for Mr. Norton and Mr. Bowen, who are principal shareholders of the Company. As the salaries and bonuses of Mr. Norton and Mr. Bowen are pursuant to the terms of their respective three year of their employment agreements, the Compensation Committee did not take any action during the fiscal year ended March 31, 1999.

Performance Graph

The following graph shows the value as of March 31, 1999 of a $100 investment made on November 15, 1996 in the Company's Common Stock (with dividends, if any, reinvested), as compared with similar investments based on (i) the value of the NASDAQ Stock Market Index (U.S.) (with dividends reinvested) and (ii) the value of the NASDAQ financial index. The stock performance shown below is not necessarily indicative of future performance.


                                                                   Cumulative Total Return
                                    --------------------------------------------------------------------------------------
                                            11/15/96  12/96 3/97  6/97  9/97  12/97  3/98  6/98  9/98  12/98  3/99

MLC HOLDINGS, INC.                               100   100   126   139   142    128   145   142    84     94    87
NASDAQ STOCK MARKET (U.S.)                       100   103    97   115   134    126   147   151   136    177   198
NASDAQ FINANCIAL                                 100   105   109   127   149    160   170   166   137    155   152


                              CERTAIN TRANSACTIONS

Advances and Loans to Employees and Stockholders

The Company has in the past provided loans and advances to employees and certain stockholders. Such balances are to be repaid from personal funds or commissions earned by the employees/stockholders on successful sales or financing arrangements obtained on behalf of the Company. Loans and advances totalled $70,612, $53,582, and $20,078, for March 31, 1997, 1998, and 1999, respectively.

Reimbursement of Certain Expenses

The Company is reimbursed for certain general and administrative expenses by a company owned, in part, by an executive of a subsidiary of the Company. The reimbursements totaled $176,075, $81,119, and $25,500 for the years ended March 31, 1997, 1998 and 1999.

The Company leases certain office space from entities that are owned, in part, by executives of subsidiaries of the Company. During the years ended March 31, 1997, 1998, and 1999, rent expense paid to these related parties was $124,222, $306,479, and $269,558 respectively.

Indemnification Agreements

The Company has entered into separate but identical indemnification agreements (the "Indemnification agreements") with each director and executive officer of the Company and expects to enter into Indemnification Agreements with persons who become directors or executive officers in the future. The Indemnification Agreements provide that the Company will indemnify the director or officer (the "Indemnitee") against any expenses or liabilities in connection with any proceeding in which such Indemnitee may be involved as a party or otherwise, by reason of the fact that such Indemnitee is or was a director or officer of the Company or by reason of any action taken by or omitted to be taken by such Indemnitee while acting as an officer or director of the Company, provided that such indemnity shall only apply if;

(i) the Indemnitee was acting in good faith and in a manner the Indemnitee reasonably believed to be in the best interests of the Company, and, with respect to any criminal action, had no reasonable cause to believe the Indemnitee's conduct was unlawful,
(ii) the claim was not made to recover profits made by such indemnitee in violation of Section 16(b) of the Exchange Act, as amended, or any successor statute,
(iii) the claim was not initiated by the Indemnitee, or
(iv) the claim was not covered by applicable insurance, or
(v) the claim was not for an act or omission of a director of the Company from which a director may not be relieved of liability under Section 103(b)(7) of the DGCL. Each Indemnitee has undertaken to repay the Company for any costs or expenses paid by the Company if it shall ultimately be determined that such Indemnitee is not entitled to indemnification under the Indemnification Agreements.

Future Transactions

Certain of the transactions described above may be on terms more favorable to officers, directors and principal stockholders than they could obtain in transactions with an unaffiliated party. The Company's policy requires that all material transactions between the Company and its officers, directors or other affiliates must be approved by a majority of the disinterested members of the Board of Directors of the Company, and be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                   PROPOSAL 1
            TO ELECT TWO CLASS III DIRECTORS TO SERVE FOR THREE YEARS
 AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY

The Board of Directors has concluded that the re-election of Phillip G. Norton and Bruce M. Bowen as Class III Directors is in the best interest of the Company and recommends Stockholder approval of the re-election of Phillip G. Norton and Bruce M. Bowen as Class III directors. The remaining four Directors will continue to serve in their positions for the remainder of their terms. Biographical information concerning Phillip G. Norton and Bruce M. Bowen and the Company's other Directors can be found under "Directors and Executive Officers."

Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of Phillip G. Norton and Bruce M. Bowen, the nominees listed herein. Although the Board of Directors of the Company does not contemplate that such nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person or persons as may be nominated by the Board of Directors.

Vote Required for Approval. The affirmative vote of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the annual meeting entitled to vote is required to elect a Class III director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF PHILLIP
G. NORTON AND BRUCE M. BOWEN, THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 2
              TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMPANY'S
                        FISCAL YEAR ENDING MARCH 31, 2000

Subject to stockholder ratification, the Board of Directors has reappointed the firm of Deloitte and Touche LLP as the independent auditors to examine the Company's financial statements for the fiscal year ending March 31, 2000. Deloitte & Touche has audited the Company's and its principal operating subsidiary, MLC Group, Inc.'s books since 1990. The Board of Directors recommends that Stockholders vote FOR such ratification. If the Stockholders do not ratify this appointment, other independent auditors will be considered by the Board of Directors upon recommendation of the Audit Committee.

Representatives of Deloitte & Touche are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

Vote Required for Approval. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting on this proposal will constitute approval of the ratification of the appointment of Deloitte & Touche LLP as independent auditors.

The Board of Directors Unanimously recommends a vote FOR the approval of the RATIFICATION OF THE APPROVAL OF DELOITTE & TOUCHE LLP as independent auditors.

                                   PROPOSAL 3
                     TO ADOPT AN AMENDMENT TO THE COMPANY'S
              CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S
                             NAME TO "ePLUS INC."

Subject to stockholder approval, the Board of Directors has adopted an amendment to the Company's Certificate of Incorporation to change the Company's name to "ePlus Inc." The proposed amendment to the Certificate of Incorporation would delete Article (First) of the Certificate of Incorporation and replace it with a new Article (First) that would read as follows: "The name of the Corporation is: ePlus Inc." The Board of Directors recommends that Stockholders vote FOR the adoption of the proposed amendment.

Vote Required for Approval. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting on this proposal will constitute adoption of the amendment to the Company's Certificate of Incorporation changing the Company's name to "ePlus Inc."

The Board of Directors Unanimously recommends a vote FOR the adoption of the amendment to the COMPANY'S certificate of incorporation changing the company's name to "ePlus Inc."


                              OTHER PROPOSED ACTION

The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of Proxy will vote thereon in accordance with the recommendation of the Board of Directors.

Stockholders should note that the Company's Bylaws provide that in order for a stockholder to bring business before a meeting or to make a nomination for the election of directors, such stockholder must give written notice complying with the requirements of the Bylaws to the Secretary of the Company not later than 90 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting.

                      STOCKHOLDER PROPOSALS AND SUBMISSIONS

If any Stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Stockholders, that proposal must be presented to the Company's management prior to December 31, 1999.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                              MLC HOLDINGS, INC.


                                              Kleyton L. Parkhurst, Secretary

MLC HOLDINGS, INC.                                                         PROXY

                        ANNUAL MEETING OF STOCKHOLDERS OF
                               MLC HOLDINGS, INC.
                              ON SEPTEMBER 13, 1999

             THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Phillip G. Norton, Bruce M. Bowen, C. Thomas Faulders, III, Terrence O'Donnell, Carl J. Rickertsen and Dr. Paul G. Stern, and each or any of them, proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders of MLC Holdings, Inc., a Delaware corporation (the "Company"), to be held on September 13, 1999 at 10:00 a.m. at Hyatt Regency Reston, 1800 Presidents Street, Reston, VA 20191, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, upon such other business as may properly come before the meeting.

1. TO ELECT TWO CLASS III DIRECTORS TO SERVE FOR THREE YEARS AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY.

[ ]FOR THE NOMINEES LISTED BELOW                    [ ]WITHHOLD AUTHORITY FROM

                                     Bruce M. Bowen and Phillip G. Norton

To  withhold  authority  to vote for any  individual  nominee,  list  the  name:
_____________________

2. TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMPANY'S FISCAL YEAR ENDING MARCH 31, 2000.

           [ ]FOR                     [ ]AGAINST                  [ ]ABSTAIN

3. TO ADOPT THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION CHANGING THE COMPANY'S NAME TO "ePlus Inc."

           [ ]FOR                     [ ]AGAINST                  [ ]ABSTAIN

Dated:                             , 1999

                                                               Signature

                            Signature if held jointly

NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

THE SHARES REPRESENTED BY ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. THE SHARES REPRESENTED BY A PROXY WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

           PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.